EXHIBIT 10.2

FIRST AMENDMENT TO ADDENDUM TO MORTGAGE SELLING AND SERVICING
CONTRACT (EAR Agreement)

This First Amendment (the “First Amendment”) to that Addendum To Mortgage Selling and Servicing Contract dated effective as of April 1, 2014 (the “EAR Agreement”) by and between FANNIE MAE, a corporation organized and existing under the laws of the United States (“Fannie Mae”) and Green Tree Servicing LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Servicer”), is hereby mutually agreed upon and entered into effective June 1, 2014.

WITNESSETH:
WHEREAS, Fannie Mae and Servicer desire to include as Eligible Advances under the EAR
Agreement certain advances applicable to those mortgage serving rights relating to Fannie Mae loans acquired by Servicer from EverBank pursuant to that certain Mortgage Servicing
Purchase and Sale Agreement between dated and effective as of October 30, 2013 and with a transfer date of May 1, 2014.

NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon terms and subject to the conditions set forth herein, the
Fannie Mae and Servicer agree as follows:

Section 1.     Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the EAR Agreement, as amended hereby, are used herein as therein defined.

Section 2.     Schedule 1. Schedule 1 to the EAR Agreement shall be amended and replaced with the attached revised Schedule 1.

Section 3.     Schedule 2. Schedule 2 to the EAR Agreement shall be shall be amended and replaced with the attached revised Schedule 2. The total early reimbursement of
Legacy Servicing Advances applicable to the EverBank portfolio (Seller Servicer ID’s referenced in Schedule 1 and 2) shall not exceed Sixty million ($60,000,000) dollars and
Servicer may request early reimbursement of such Legacy Servicing Advances through August 1, 2014.

Section 4.     Continuing Effect of the EAR Agreement. Except as expressly amended hereby, the provisions of the EAR Agreement are and shall remain in full force and effect.

Section 5.     Counterparts. This First Amendment to EAR Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signatures Follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this First Amendment to EAR Agreement to be duly executed in its name by one of its duly authorized officers, all as of the date first written above.

FANNIE MAE                    GREEN TREE SERVCIING LLC

By:     /s/ Tara Malone_________            By:    /s/ Cheryl Collins___________

Name:    Tara Malone___________            Name:    Cheryl Collins______________

Title:    Vice President__________            Title:    SVP and Treasurer__________

Date:    6/1/14________________            Date:    6/1/14____________________

SCHEDULE 1

Original Advancing Servicer or Originator	SSID Number	Transfer Date
Bank of America, N.A.	261840154 261840197 261847000 261840200 261840812	April 1, 2013 May 1, 2013 June 1, 2013 September 1, 2013 December 1, 2013
GMAC Mortgage, LLC	261840111 261840120 261840138 261840146 261840804 261840855	January 31, 2013
Flagstar Capital Markets Corporation	261840103	January 1, 2013
National City Bank and National City Mortgage Services	261840057	November 1, 2009
Bank United	261840049	April 1, 2009
Hayhurst Mortgage, Inc	261840073	February 1, 2010
Option One	261840022	July 1, 2008
Franklin Bank	261840065	December 1, 2009
Green Tree Servicing LLC	261840006	N/A
EverBank	261840235 261840243 261840251 261840260	May 1, 2014
Advances made by Servicer relating to Mortgage Loans in each of the above referenced acquired portfolios after the applicable Transfer Date shall be Eligible Advances.

SCHEDULE 2

Original Advancing Servicer	Legacy Advance Type; Early Reimbursement rate	Transfer Date
Bank of America, N.A.	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	April 1, 2013 May 1, 2013 June 1, 2013 September 1, 2013 December 1, 2013
GMAC Mortgage, LLC	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	January 31, 2013
Flagstar Capital Markets Corporation	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	January 1, 2013
National City Bank and National City Mortgage Services	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	November 1, 2009
EverBank**	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	May 1, 2014
** Legacy Servicing Advances applicable to servicing transferred from EverBank shall not exceed Sixty million ($60,000,000) dollars and Servicer may request early reimbursement of such Legacy Servicing Advances through August 1, 2014.